Exhibit 10.1

CONFIDENTIAL TREATMENT – REDACTED COPY

*** PURSUANT TO SECURITIES AND EXCHANGE COMMISSION REGULATIONS, CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AS NONMATERIAL AND LIKELY TO CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

ADDENDUM #12

This Addendum #12 (“Addendum”) is made and entered into on June 8, 2023 (the “Effective Date”) by and between HD HYUNDAI INFRACORE CO., LTD., having its principal place of business at 7-11, Hwasu-dong, Dong-gu, Incheon, Korea (“SUPPLIER”) and POWER SOLUTION INTERNATIONAL, INC., an Illinois corporation (“PSI”), having its principal place of business at 201 Mittel Drive, Wood Dale, Illinois, USA 60191, United States (PSI and its affiliates shall collectively be referred to herein as “BUYER”)

WITNESSETH:

WHEREAS, SUPPLIER and BUYER are the parties to the Supply Agreement dated December 11, 2007, as amended from time to time with July 1, 2022 Addendum still in force and effect (together, the “Agreement”);

WHEREAS, the parties agree to extend the term of the Agreement until December 31, 2026 under the terms and conditions stated herein;

WHEREAS, the parties have agreed to amend the Agreement as of the Effective date on the following terms and conditions.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, both parties agree as follows:

1.	Section 5.1 of the Agreement and any references to Pricing are hereby deleted and replaced with:

“5.1 Except where otherwise agreed upon in writing by Supplier and Buyer, the price payable for any Products shall be as stated on the attached Exhibit A.5. Such prices shall be firm through December 31, 2023. The parties shall negotiate to determine the price payable for any Products for 2024 and beyond on an annual basis. Notwithstanding the foregoing, when negotiating to determine the price payable for any Products for 2024 and beyond, the parties shall adjust the price up or down solely based on changes in prices of raw materials, freight rates, specifications, and existing volume and order forecast. Such prices shall be on the basis of FOB shipping point pursuant to INCOTERMS 2020 of the International Chamber of Commerce. Prices are specified in U.S. dollars. The price of Products once determined and agreed by the parties based on the foregoing are firm for the entire calendar year.”

2.	Section 5.2 of the Agreement is hereby amended by adding therein at the end of such Section 5.2, the following:

“In the event Buyer fails to pay the full amount due within such [***] day period (+[***] day grace period in special circumstances) as provided, Supplier may demand that Buyer pays Supplier a late charge until it actually pays the unpaid and overdue payment, accrued on daily basis, at the annual rate of [***] for the Products for which Buyer fails to pay for, which will be added to the unpaid and overdue portion of the payments. Such unpaid and overdue portion of the payments, including the late charge, shall be paid by telegraphic transfer in favor of Supplier by the due date designated by Supplier.”

3.	Article 12. Term, section 12.1 is deleted in its entirety and replaced with:

“This Agreement shall become effective on the Effective Date and shall remain effective until December 31, 2026 (the “Initial Term”), unless terminated earlier pursuant to Article 13 hereof. After the Initial Term, this Agreement shall automatically renew for additional one (1) year terms unless and until either party gives the other party written notice at least twelve (12) months prior to the end of the current term or a new written agreement is executed by both parties.”

4.	Exhibit A, section A.5. is deleted in its entirety and replaced with:

HDI Spec No.	PSI Spec No.	Engine	2023 Price (USD) FOB Port Net 60
[***]	***	8.1L HD	$	[***]
[***]	***	8.1L HW	$	[***]
[***]	***	11.1L	$	[***]
[***]	***	14.6L	$	[***]
[***]	***	18.3L	$	[***]
[***]	***	21.9L	$	[***]

5.	Except as set forth herein, all of the remaining terms and conditions of the Agreement (including July 1, 2022 Addendum #11) shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned parties have executed this Addendum #12 as of the date listed above.

BUYER		SUPPLIER

Power Solutions International, Inc.		HD Hyundai Infracore Co., Ltd.

By:	/s/ William Shen	By:	/s/ SungHo Jeon
Name:	William Shen	Name:	SungHo Jeon
Title:	VP of Purchasing and Supply Chain	Title:	Head Manager